UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     Our board of directors today approved a quarterly cash dividend payable May 15, 2007 of $.09 per share of our Class A common stock and $.0775 per share of our Class B common stock to stockholders of record as of the close of business on May 1, 2007. These dividends represent percentage increases of 9.1% for our Class A common stock and 10.7% for our Class B common stock compared to the previous quarterly cash dividend.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: April 19, 2007